STATEMENTS OF OPERATIONS - USD ($)	11 Months Ended		12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Jan. 31, 2015
Statements Of Operations
REVENUE
OPERATING EXPENSES:
Professional Fees	$ 69,840	$ 7,037	$ 10,349
Stock Compensation-Stock Options	283,126	57,654	62,942
General and Administrative	8,026	62	5,965
TOTAL OPERATING EXPENSES	360,991	64,753	79,256
LOSS FROM OPERATIONS	(360,991)	(64,753)	(79,256)
OTHER INCOME (EXPENSES)
Imputed Interest Expense	(2,168)	(574)	(590)
Interest Expense-Beneficial Conversion	(917)	(4,479)	(4,947)
TOTAL OTHER (INCOME) EXPENSES, NET	(3,085)	(5,053)	(5,537)
LOSS BEFORE INCOME TAXES	$ (364,077)	$ (69,806)	$ (84,793)
INCOME TAXES
NET LOSS	$ (364,077)	$ (69,806)	$ (84,793)
Net Loss Per Common Share - basic & diluted	$ (0.01)	$ (0.00)	$ (0.00)
Weighted Average Common Shares Outstanding	54,095,451	33,570,000	33,570,000